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                                                                   EXHIBIT 10.12

                  AMENDED AND RESTATED REGISTRATION AGREEMENT
                  -------------------------------------------


     THIS AGREEMENT is made as of October 17, 1996 between Corinthian Colleges, Inc., a Delaware corporation (the "Company"), Primus Capital Fund III Limited Partnership, an Ohio limited partnership ("Primus"), BOCP II, Limited Liability Company, an Ohio limited liability company and successor by merger to Bank One Capital Partners II, Limited Partnership ("BancOne, LLC"), and Banc One Capital Partners II, Ltd., an Ohio limited liability company ("BancOne, Ltd."), and David G. Moore, Paul St. Pierre, Frank J. McCord, Dennis L. Devereux and Lloyd
W. Holland (such individuals being referred to as the "Executives") and The Prudential Insurance Company of America ("Prudential").

     The Company is a party to a Note Purchase and Revolving Credit Agreement (the "Note Agreement"), dated as of October 17, 1996 with Prudential, and a Subordinate Note and Warrant Purchase Agreement (the "Subordinated Note Agreement") dated as of October 17, 1996 with BancOne, Ltd. and Primus pursuant to which the Company has agreed, among other things, to issue to Prudential, BancOne, Ltd. and Primus warrants to purchase shares of its common stock.

     Corinthian Schools, Inc., a Delaware corporation ("CSI"), Primus and BancOne, LLC entered into a Purchase Agreement on June 30, 1995 (the "Purchase Agreement") pursuant to which Primus and BancOne, LLC purchased among other things, common stock of CSI. At the same time, Primus and BancOne, LLC acquired warrants to purchase common stock of CSI. Each Executive and CSI entered into an Executive Stock Agreement ("Executive Stock Agreement") on June 30, 1995 pursuant to which the Executives purchased common stock of CSI. The Executives, Primus and BancOne, LLC entered into a Registration Agreement on June 30, 1995 (the "Original Registration Agreement") pursuant to which Primus and BancOne, LLC acquired registration rights for securities purchased under the Purchase Agreement. The Company has succeeded to all rights and obligations of CSI under the Purchase Agreement and the Executive Stock Agreements and the stock of CSI has been converted into stock of the Company.

     In order to induce Prudential to enter into the Note Agreement and to induce Primus and BancOne, Ltd. to enter into the Subordinated Note Agreement, the Company has agreed to amend and restate the Original Registration Agreement to provide the registration rights set forth in this Agreement. Unless otherwise provided in this Agreement, capitalized terms used herein shall have the meanings set forth in paragraph 9 hereof.

          The parties hereto agree as follows:

     1.   Demand Registrations.
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          (a)  Requests for Registration by Holders of the Investor Registrable
Securities. At any time the holders of a majority of the Investor Registrable Securities may request registration under the Securities Act of all or any portion of their Registrable Securities on Form S-l or any similar long-form registration ("Long-Form Registrations"), and the holders of at least 10% of the Investor Registrable Securities may request registration under the Securities Act of all or any portion of their Registrable Securities on Form S-2 or S-3 or any similar short-form registration ("Short-Form Registrations") if available. All registrations requested pursuant to this paragraph 1(a) are referred to herein as ("Investor Demand Registrations"). Each request for an Investor Demand Registration shall specify the approximate number of Investor Registrable Securities requested to be registered and the anticipated per share price range for such offering. Within ten days after receipt of any such request, the Company shall give written notice of such requested registration to all other holders of Investor Registrable Securities and all holders of Prudential Registrable Securities and shall include, subject to the provisions hereof, in such registration all Investor Registrable Securities and Prudential Registrable Securities with respect to which the Company has received written requests for inclusion therein within 15 days after the receipt of the Company's notice.

          (b) Request for Registration by Holders of the Prudential Registrable Securities. At any time after October 17, 1998, the holders of a majority of the Prudential Registrable Securities may request registration under the Securities Act of all or any portion of their Registrable Securities on Form S-1 or any similar long-form registration ("Long-Form Registrations"), and the holders of at least 10% of the Prudential Registrable Securities may request registration under the Securities Act of all or any portion of their Registrable Securities on Form S-2 or S-3 or any similar short-form registration ("Short-Form Registrations") if available. All registrations requested pursuant to this paragraph 1(b) are referred to herein as ("Prudential Demand Registrations" and collectively with the Investor Demand Registrations ("Demand Registrations")). Each request for a Prudential Demand Registration shall specify the approximate number of Prudential Registrable Securities requested to be registered and the anticipated per share price range for such offering. Within ten days after receipt of any such request, the Company shall give written notice of such requested registration to all other holders of Prudential Registrable Securities and all holders of Investor Registrable Securities and shall include, subject to the provisions hereof, in such registration all Prudential Registrable Securities and Investor Registrable Securities with respect to which the Company has received written requests for inclusion therein within 15 days after the receipt of the Company's notice.

          (c)  Long-Form Registrations.

               (i) The holders of Investor Registrable Securities shall be entitled to request (1) two Long-Form Registrations in which the Company shall pay all Registration Expenses ("Company-paid Long-Form Registrations") and (2) an unlimited number of Long-Form Registrations in which the holders of Registrable Securities shall pay their share of the Registration Expenses as set forth in paragraph 5(c) hereof ("Holder-paid Long-Form Registrations"); provided

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that the aggregate offering value of the Registrable Securities requested to be registered in any such Long-Form Registration must equal at least $1,000,000. A registration shall not count as one of the Long-Form Registrations permitted under this subparagraph (i) until it has become effective, and neither the last nor any subsequent Company-paid Long-Form Registration nor the last or any subsequent Holder-paid Long-Form Registration shall count as one of such Long-Form Registrations permitted unless the holders of Investor Registrable Securities are able to register and sell at least 90% of the Investor Registrable Securities requested to be included in such registration; provided that in any event the Company shall pay all Registration Expenses in connection with any registration initiated as a Company-paid Long-Form Registration whether or not it has become effective and whether or not such registration has counted as one of the permitted Company-paid Long-Form Registrations.

          (ii) The holders of the Prudential Registrable Securities shall be entitled to request two Company-paid Long-Form Registrations, provided, however, in the event that the aggregate number of shares of Prudential Registrable Securities sold pursuant to both such Company-paid Long-Form Registrations is less than two-thirds of the aggregate number of the Prudential Registrable Securities initially issuable upon the exercise of the Warrants, the holders of the Prudential Registrable Securities shall be entitled to request one additional Long-Form Registration; provided that the aggregate offering value of the Registrable Securities requested to be registered in any such Long-Form Registration must equal at least $1,000,000. A registration shall not count as one of the Long-Form Registrations permitted under this subparagraph (ii) until it has become effective, and neither the last nor any subsequent Company-paid Long-Form Registration shall count as one of such permitted Long-Form Registrations unless the holders of Prudential Registrable Securities are able to register and sell at least 90% of the Prudential Registrable Securities requested to be included in such registration; provided that in any event the Company shall pay all Registration Expenses in connection with any registration initiated as a Company-paid Long-Form Registration whether or not it has become effective and whether or not such registration has counted as one of the permitted Company-paid Long-Form Registrations.

          (d) Short-Form Registrations. In addition to the Long-Form Registrations provided pursuant to paragraph 1(c), the holders of the Investor Registrable Securities and the holders of the Prudential Registrable Securities shall be entitled to request an unlimited number of Short-Form Registrations in which the Company shall pay all Registration Expenses; provided that the aggregate offering value of the Registrable Securities requested to be registered in any Short-Form Registration must equal at least $500,000. Demand Registrations shall be Short-Form Registrations whenever the Company is permitted to use any applicable short form. After the Company has become subject to the reporting requirements of the Securities Exchange Act, the Company shall use its best efforts to make Short-Form Registrations available for the sale of Investor Registrable Securities and the Prudential Registrable Securities.

          (e) Priority on Investor Demand Registrations. The Company shall not include in any Investor Demand Registration any securities which are not Registrable Securities without the prior written consent of the holders of a majority of the Investor Registrable Securities initially requesting such registration. If an Investor Demand Registration is an underwritten offering and the managing underwriters advise the Company in writing that in their opinion the number of Registrable Securities and, if permitted hereunder, other securities requested to be included in such offering exceeds the number of Registrable Securities and other securities, if any, which can be sold in an orderly manner in such offering within a price range acceptable to the holders of a majority of the Investor Registrable Securities initially requesting registration, the Company shall include in such registration prior to the inclusion of any securities which are not Registrable Securities first the number of Investor Registrable Securities requested to be included which in the opinion of such underwriters can be sold in an orderly manner within the price range of such offering, pro rata among the respective holders thereof on the basis of the amount of Investor Registrable Securities owned by each such holder and second, after the inclusion of all Investor Registrable Securities, the number of Prudential Registrable Securities requested to be included which in the opinion of such underwriters can be sold in an orderly manner within such price range, pro rata among the respective holders thereof on the basis of the amount of Prudential Registrable Securities owned by each such holder and third, after the inclusion of all Prudential Registrable Securities, the number of Executive Registrable Securities requested to be included which in the opinion of such underwriters can be sold in an orderly manner within such price range, pro rata among the respective holders thereof on the basis of the amount of Executive Registrable Securities owned by each such holder.

          (f) Priority on Prudential Demand Registration. The Company shall not include in any Prudential Demand Registration any securities which are not Registrable Securities without the prior written consent of the holders of the Prudential Registrable Securities initially requesting such registration. If a Prudential Demand Registration is an underwritten offering and the managing underwriters advise the Company in writing that in their opinion the number of Registrable Securities and, if permitted hereunder, other securities requested to be included in such offering exceeds the number of Registrable Securities and other securities, if any, which can be sold in an orderly manner in such offering within a price range acceptable to the holders of the Prudential Registrable Securities initially requesting registration,the Company shall include in such registration prior to the inclusion of any securities which are not Registrable Securities first the number of Prudential Registrable Securities requested to be included which in the opinion of such underwriters can be sold in an orderly manner within the price range of such offering, pro rata among the respective holders thereof on the basis of the amount of Prudential Registrable Securities owned by each such holder and second, after the inclusion of all Prudential Registrable Securities, the number of Investor Registrable Securities requested to be included which in the opinion of such underwriters can be sold in an orderly manner within such price range, pro rata among the respective holders thereof on the basis of the amount of Investor Registrable Securities owned by each such holder and third, after the inclusion of all Investor Registrable Securities, the number of Executive Registrable Securities requested to be included which in the opinion of such underwriters can be sold in an orderly manner within such price range, pro rata among the respective holders thereof on the basis of the amount of Executive Registrable Securities owned by each such holder.

          (g) Restrictions on Long-Form Registrations. The Company shall not be obligated to effect any Long-Form Registration within 180 days after the effective date of a previous

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Long-Form Registration or a previous registration in which the holders of
Priority Registrable Securities were given piggyback rights pursuant to paragraph 2 and in which there was no reduction in the number of Priority Registrable Securities requested to be included. The Company may postpone for up to 180 days the filing or the effectiveness of a registration statement for a Demand Registration if the Company and the holders of a majority of the Investor Registrable Securities agree in the case of an Investor Demand Registration or the holders of a majority of Prudential Registrable Securities in the case of a Prudential Demand Registration or if the Company's board of directors determines in its reasonable good faith judgment that such Demand Registration would reasonably be expected to have a material adverse effect on any proposal or plan by the Company or any of its Subsidiaries to engage in any material financing or acquisition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer, reorganization or similar transaction; provided that in such event, the holders of Investor Registrable Securities or Prudential Registerable Securities initially requesting such Demand Registration shall be entitled to withdraw such request and, if such request is withdrawn, such Demand Registration shall not count as one of the permitted Demand Registrations hereunder and the Company shall pay all Registration Expenses in connection with such registration. The Company may delay a Demand Registration hereunder only once in any twelve-month period.

          (h) Selection of Underwriters. The holders of a majority of the Registrable Securities included in any Demand Registration initially requesting registration hereunder shall have the right to select the investment banker(s) and manager(s) to administer the offering, subject to the approval of the Company which shall not be unreasonably withheld.

          (i) Other Registration Rights. Except as provided in this Agreement, the Company shall not grant to any Persons the right to request the Company to register any equity securities of the Company, or any securities convertible or exchangeable into or exercisable for such securities, without the prior written consent of the holders of a majority of the Priority Registrable Securities; provided that the Company may grant rights to employees of the Company and its Subsidiaries to participate in Piggyback Registrations so long as such rights are subordinate to the rights of the holders of Registrable Securities with respect to such Piggyback Registrations as provided in paragraphs 2(c) and 2(d) below.

     2.   Piggyback Registrations.

          (a) Right to Piggyback. Whenever the Company proposes to register any of its securities under the Securities Act (other than pursuant to a Demand Registration) and the registration form to be used may be used for the registration of Registrable Securities (a "Piggyback Registration"),the Company shall give prompt written notice to all holders of Registrable Securities of its intention to effect such a resitration and shall include, subject to the provisions hereof, in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 20 days after the receipt of the Company's notice.

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          (b)  Piggyback Expenses. The Registration Expenses of the holders of
Registrable Securities shall be paid by the Company in all Piggyback Registrations.

          (c) Priority on Primary Registrations. If a Piggyback Registration is an underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to the Company, the Company shall include in such registration (i) first, the securities the Company proposes to sell, (ii) second, the Priority Registrable Securities requested to be included in such registration, pro rata among the holders of such Priority Registrable Securities on the basis of the number of shares owned by each such holder, (iii) third, the Executive Registrable Securities requested to be included in such registration, pro rata among the holders of such Executive Registrable Securities on the basis of the number of shares owned by each such holder, and (iv) fourth, other securities requested to be included in such registration.

          (d) Priority on Secondary Registrations. If a Piggyback Registration is an underwritten secondary registration on behalf of holders of the Company's securities other than a Demand Registration, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to the holders initially requesting such registration, the Company shall include in such registration (i) first, the securities requested to be included therein by the holders requesting such registration, (ii) second, the Priority Registrable Securities requested to be included in such registration, pro rata among the holders of such Priority Registrable Securities on the basis of the number of shares owned by each such holder, (iii) third, the Executive Registrable Securities requested to be included in such registration, pro rata among the holders of such Executive Registrable Securities on the basis of the number of shares owned by each such holder, and (iv) fourth, other securities requested to be included in such registration.

          (e) Selection of Underwriters. If any Piggyback Registration is an underwritten offering, the selection of investment banker(s) and manager(s) for the offering must be approved by the holders of a majority of the Priority Registrable Securities included in such Piggyback Registration. Such approval shall not be unreasonably withheld.

          (f) Other Registrations. If the Company has previously filed a registration statement with respect to the Priority Registrable Securities pursuant to paragraph 1 or pursuant to this paragraph 2, and if such previous registration has not been withdrawn or abandoned, the Company shall not without the consent of holders of a majority of the Priority Registrable Securities file or cause to be effected any other registration of any of its equity securities or securities convertible or exchangeable into or exercisable for its equity securities under the Securities Act (except on Form S-8 or any successor form), whether on its own behalf or at the request of any holder or holders of such securities, until a period of at least 180 days has elapsed from the effective date of such previous registration.

     3.   Holdback Agreements.

          (a) Each holder of Registrable Securities shall not effect any public sale or distribution (including sales pursuant to Rule 144) of equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and the 180-day period beginning on the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration in which Registrable Securities are included (except as part of such underwritten registration), unless the underwriters managing the registered public offering otherwise agree.

          (b) Unless the holders of a majority of the Priority Registrable Securities consent to the contrary, the Company (i) shall not effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and during the 180-day period beginning on the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration (except as part of such underwritten registration or pursuant to registrations on Form S-8 or any successor form), unless the underwriters managing the registered public offering otherwise agree, and (ii) shall cause each holder of at least 1% (on a fully-diluted basis) of its Common Stock, or any securities convertible into or exchangeable or exercisable for Common Stock, purchased from the Company at any time after the date of this Agreement (other than in a registered public offering) to agree not to effect any public sale or distribution (including sales pursuant to Rule 144) of any such securities during such period (except as part of such underwritten registration, if otherwise permitted), unless the underwriters managing the registered public offering otherwise agree.

     4. Registration Procedures. Whenever the holders of Priority Registrable Securities have requested that any Registrable Securities be registered pursuant to this Agreement, the Company shall use its best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof (including the registration of Class B Common and Warrants held by a holder of Registrable Securities requesting registration as to which the Company has received reasonable assurances that only Registrable Securities shall be distributed to the public), and pursuant thereto the Company shall as expeditiously as possible:

          (a) prepare and file with the Securities and Exchange Commission a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective (provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company shall furnish to the counsel selected by the holders of a majority of the Investor Registrable Securities covered by such registration in the event of an Investor Demand Registration, or the holders of the Prudential Registrable Securities covered by such registration statement in the event of a Prudential Demand Registration, copies of all such documents proposed to be filed, which documents shall be subject to the review and comment of such counsel);

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          (b)  notify each holder of Registrable Securities of the effectiveness of each registration statement filed hereunder and prepare and file with the Securities and Exchange Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than 180 days and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

          (c) furnish to each seller of Registrable Securities such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

          (d) use its best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller (provided that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph, (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction);

          (e) notify each seller of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such seller, the Company shall prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

          (f) cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed and, if not so listed, to be listed on the NASD automated quotation system and, if listed on the NASD automated quotation system, use its best efforts to secure designation of all such Registrable Securities covered by such registration statement as a NASDAQ "national market system security" within the meaning of Rule 11Aa2-1 of the Securities and Exchange Commission or, failing that, to secure NASDAQ authorization for such Registrable Securities and, without limiting the generality of the foregoing, to arrange for at least two market makers to register as such with respect to such Registrable Securities with the NASD;

          (g) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

          (h) enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the holders of a majority of the Investor Registrable Securities being sold in the case of an Investor Demand Registration, or the holders of a majority of the Prudential Registrable Securities being sold in the case of a Prudential Demand Registration, or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including effecting a stock split or a combination of shares);

          (i) make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

          (j) otherwise use its best efforts to comply with all applicable rules and regulations of the Securities and Exchange Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first day of the Company's first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder; and

          (k) permit holder of Registrable Securities which holder, in its sole and exclusive judgment, might be deemed to be an underwriter or a controlling person of the Company, to participate in the preparation of such registration or comparable statement and to require the insertion therein of material, furnished to the Company in writing, which in the reasonable judgment of such holder and its counsel should be included; and

          (l) in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any common stock included in such registration statement for sale in any jurisdiction, the Company shall use its best efforts promptly to obtain the withdrawal of such order.

     5.   Registration Expenses.

          (a) All expenses incident to the Company's performance of or compliance with this Agreement, including without limitation all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, fees and disbursements of custodians, and fees and disbursements of counsel for the Company and all independent certified public accountants, underwriters (excluding discounts and commissions) and other Persons retained by the Company (all such expenses being herein called "Registration Expenses"), shall be borne as provided in this Agreement, except that the Company shall, in any event, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed or on the NASD automated quotation system.

          (b) In connection with each Demand Registration and each Piggyback Registration, the Company shall reimburse the holders of Registrable Securities included in such registration for the reasonable fees and disbursements of one counsel chosen by the holders of a majority of the Investor Registrable Securities in the case of an Investor Demand Registration, or the holders of a majority of the Prudential Registrable Securities in the case of a Prudential Demand Registration, or by the holders of a majority of the Priority Registrable Securities in the case of a Piggyback Registration and for the reasonable fees and disbursements of each additional counsel retained by any holder of Registrable Securities for the purpose of rendering a legal opinion on behalf of such holder in connection with any underwritten Demand Registration or Piggyback Registration.

          (c) To the extent Registration Expenses are not required to be paid by the Company, each holder of securities included in any registration hereunder shall pay those Registration Expenses allocable to the registration of such holder's securities so included, and any Registration Expenses not so allocable shall be borne by all sellers of securities included in such registration in proportion to the aggregate selling price of the securities to be so registered.

     6.   Indemnification

          (a) The Company agrees to indemnify, to the extent permitted by law, each holder of Registrable Securities, its officers and directors and each Person who controls such holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses caused by any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by such holder expressly for use therein or by such holder's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such holder with a sufficient number of copies of the same. In connection with an underwritten offering, the Company shall indemnify such underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Securities.

          (b) In connection with any registration statement in which a holder of Registrable Securities is participating, each such holder shall furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, shall indemnify the Company, its directors and officers and each Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue or al1eged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such holder; provided that the obligation to indemnify shall be individual, not joint and several, for each holder and shall be limited to the net amount of proceeds received by such holder from the sale of Registrable Securities pursuant to such registration statement.

          (c) Any Person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any Person's right to indemnification hereunderto the extent such failure has not prejudiced the indemnifying party) and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.
          (d) The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and shall survive the transfer of securities. The Company also agrees to make such provisions, as are reasonably requested by any indemnified party, for contribution to such party in the event the Company's indemnification is unavailable for any reason.

     7. Participation in Underwritten Registrations. No Person may participate in any registration hereunder which is underwritten unless such Person (i) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements, lock-up agreements and other documents required under the terms of such underwriting arrangements.

     8. Merger of Previous Registration Agreements. This Agreement supersedes and replaces any and all previous registration agreements executed between the parties to this Agreement including the Registration Agreement dated June 30, 1995 between CSI, Primus, BancOne, LLC, and the Executives.

     9.  Definitions.

          (a) "Common Stock" means (i) the Company's Class A Common Stock, $0.01 per share par value ("Class A Common"), and (ii) Class B Common Stock, $0.01 per share par value ("Class B Common") and (iii) any Common Stock issued or issuable with respect to the securities referred to in clause (i) or (ii) above by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular shares of Common Stock, such shares shall cease to be Common Stock when they have been (a) effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them, (b) distributed to the public through a broker, dealer or market maker pursuant to Rule 144 under the Securities Act (or any similar provision then in force), or
(c) repurchased by the Company or any Subsidiary.

          (b) "Executive Registrable Securities" means (i) any Class A Common issued in the Merger in exchange for stock issued pursuant to an Executive Stock Agreement, (ii) any Class A Common issued upon exchange for any Class B Common issued in the Merger in exchange for stock issued pursuant to an Executive Stock Agreement and (iii) any other Common Stock issued or issuable with respect to the securities referred to in clause (i) or (ii) above by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization.

          (c) "Investor Registrable Securities" means (i) any Class A Common issued in the Merger in exchange for stock issued pursuant to the Purchase Agreement, (ii) any Class A Common issued upon exchange for any Class B Common issued upon exercise of the Warrants or issued in the Merger in exchange for stock issued pursuant to the Purchase Agreement, (iii) any Common Stock issued or issuable upon exercise of the Warrants issued pursuant to the Subordinated Note Agreement, and (iv) any other Common Stock issued or issuable with respect to the securities referred to in clause (i), (ii) or (iii) above by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization.

          (d) "Merger" means the merger of a subsidiary of the Company into CSI in which the then existing CSI securities were converted into securities of the the Company.

          (e) "Priority Registrable Securities" means all Registrable Securities with the exception of the Executive Registrable Securities.

          (f) "Prudential Registrable Securities" means (i) any Common Stock issued or issuable upon exercise of the Warrants issued pursuant to the Note Agreement and (ii) any other Common Stock issued or issuable with respect to the securities referred to in clause (i) by way or a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization.

          (g) "Registrable Securities" means Investor Registrable Securities, Prudential Registrable Securities and Executive Registrable Securities. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when they have been distributed to the public pursuant to an offering registered under the Securities Act or sold to the public through a broker, dealer or market maker in compliance with Rule 144 under the Securities Act (or any similar rule then in force). For purposes of this Agreement, a Person shall be deemed to be a holder of Registrable Securities, and the Registrable Securities shall be deemed to be in existence, whenever such Person has the right to acquire directly or indirectly such Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected, and such Person shall be entitled to exercise the rights of a holder of Registrable Securities hereunder.

          (h) "Warrants" means the warrants, including any contingent stock warrants, issued under the Note Agreement and the Subordinated Note Agreement.

          (i) Unless otherwise stated, other capitalized terms contained herein have the meanings set forth in the Purchase Agreement.

     10.  Miscellaneous.

          (a) Selection of Investment Bankers. Except as otherwise provided herein in connection with Demand Registrations, the selection of investment banker(s) and manager(s) for any public offering or private sale by the Company of its securities must be approved by the holders of a majority of the Priority Registrable Securities, which approval shall not be unreasonably withheld.

          (b) No Inconsistent Agreements. The Company shall not hereafter enter into any agreement with respect to its securities which is inconsistent with or violates the rights granted to the holders of Registrable Securities in this Agreement.

          (c) Adjustments Affecting Registrable Securities. The Company shall not take any action, or permit any change to occur, with respect to its securities which would materially and adversely affect the ability of the holders of Registrable Securities to include such Registrable Securities in a registration undertaken pursuant to this Agreement or which would materially and adversely affect the marketability of such Registrable Securities in any such registration (including, without limitation, effecting a stock split or a combination of shares).

          (d) Remedies. Any Person having rights under any provision of this Agreement shall be entitled to enforce such rights specifically to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or other security) for specific performance and for other injunctive relief in order to enforce or prevent violation of the provisions of this Agreement.

          (e) Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement may be amended or waived only upon the prior written consent of the Company and holders of a majority of the Registrable Securities; provided, however, that if any such action adversely affects the rights or adds to or changes the obligations hereunder of the holders of Investor Registrable Securities, Prudential Registrable Securities or Executive Registrable Securities, the consent of holders of a majority of each type of Registrable Securities with such rights adversely affected or such obligations added to or changed shall be required.

          (f) Successors and Assigns. All covenants and agreements in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. In addition, whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of purchasers or holders of Registrable Securities are also for the benefit of and enforceable by any subsequent holder of Registrable Securities permitted under the Purchase Agreement, the Note Agreement, the Subordinated Note Agreement or an Executive Stock Agreement, as the case may be.

          (g) Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

          (h) Counterparts. This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement.

          (i) Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

          (j) Governing Law. The corporate law of the State of Delaware shall govern all issues and questions concerning the relative rights of the Company and its stockholders. All other issues and questions concerning the construction, validity, interpretation and enforcement of this

Agreement and the exhibits and schedules hereto shall be governed by, and construed in accordance with, the laws of the State of California, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of California or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of California.

          (k) Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally to the recipient, sent to the recipient by reputable overnight courier service (charges prepaid) or mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid. Such notices, demands and other communications shall be sent to each Investor at the address indicated on the Schedule of Purchasers to the Purchase Agreement, to Prudential at the address indicated in the Note Agreement, to each Executive at his address indicated in his Executive Stock Agreement and to the Company at the address indicated below:

                           Corinthian Colleges, Inc.
                          1932 East Deere, Suite 2-10
                              Santa Ana, CA 92705

or to such other address or to the attention of such other Person as the recipient party has specified by prior written notice to the sending party.

                                   * * * * *

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date above.

CORINTHIAN COLLEGES, INC.                        EXECUTIVES:

By   /s/ David G. Moore                          /s/ David G. Moore
     -------------------------                   -------------------------
Its                                              David G. Moore
     -------------------------
                                                 /s/ Paul St. Pierre
BOCP II, LIMITED LIABILITY COMPANY               -------------------------
                                                 Paul St. Pierre
By:  BOCP Holdings Corporation, Manager
                                                 /s/ Frank J. McCord
By:                                              -------------------------
     -------------------------                   Frank J. McCord
Its: Authorized Signer

BANC ONE CAPITAL PARTNERS II, LTD.               -------------------------
                                                 Dennis L. Devereux
By:  BOCP Holdings Corporation, Manager
                                                 /s/ Lloyd W. Holland
By:                                              -------------------------
     -------------------------                   Lloyd W. Holland
Its: Authorized Signer

PRIMUS CAPITAL FUND III                          THE PRUDENTIAL INSURANCE
LIMITED PARTNERSHIP                              COMPANY OF AMERICA

By:  Primus Venture Partners III                 By:
     Its: General Partner.                            ---------------------

     By:  Primus Venture Partners, Inc.          Its:
     Its: General Partner                             ---------------------

     By:  /s/ Loyal W. Wilson
          -----------------------------
     Title: President
            ---------------------------

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date above.

CORINTHIAN COLLEGES, INC.                        EXECUTIVES:

By
     -------------------------                   -------------------------
Its                                              David G. Moore
     -------------------------

BOCP II, LIMITED LIABILITY COMPANY               -------------------------
                                                 Paul St. Pierre
By:  BOCP Holdings Corporation, Manager

By:                                              -------------------------
     -------------------------                   Frank J. McCord
Its: Authorized Signer
                                                 /s/ Dennis L. Devereux
BANC ONE CAPITAL PARTNERS II, LTD.               -------------------------
                                                 Dennis L. Devereux
By:  BOCP Holdings Corporation, Manager

By:                                              -------------------------
     -------------------------                   Lloyd W. Holland
Its: Authorized Signer

PRIMUS CAPITAL FUND III                          THE PRUDENTIAL INSURANCE
LIMITED PARTNERSHIP                              COMPANY OF AMERICA

By:  Primus Venture Partners III                 By:
     Its: General Partner.                            ---------------------

     By:  Primus Venture Partners, Inc.          Its:
     Its: General Partner                             ---------------------

     By:
          -----------------------------
     Title:
            ---------------------------

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date above.

CORINTHIAN COLLEGES, INC.                        EXECUTIVES:

By
     -------------------------                   -------------------------
Its                                              David G. Moore
     -------------------------

BOCP II, LIMITED LIABILITY COMPANY               -------------------------
                                                 Paul St. Pierre
By:  BOCP Holdings Corporation, Manager

By:  /s/ Earle J. Bensing                        -------------------------
     -------------------------                   Frank J. McCord
Its: Authorized Signer

BANC ONE CAPITAL PARTNERS II, LTD.               -------------------------
                                                 Dennis L. Devereux
By:  BOCP Holdings Corporation, Manager

By:  /s/ Earle J. Bensing                        -------------------------
     -------------------------                   Lloyd W. Holland
Its: Authorized Signer

PRIMUS CAPITAL FUND III                          THE PRUDENTIAL INSURANCE
LIMITED PARTNERSHIP                              COMPANY OF AMERICA

By:  Primus Venture Partners III                 By:
     Its: General Partner.                            ---------------------

     By:  Primus Venture Partners, Inc.          Its:
     Its: General Partner                             ---------------------

     By:
          -----------------------------
     Title: President
            ---------------------------

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date above.

CORINTHIAN COLLEGES, INC.                        EXECUTIVES:

By
     -------------------------                   -------------------------
Its                                              David G. Moore
     -------------------------

BOCP II, LIMITED LIABILITY COMPANY               -------------------------
                                                 Paul St. Pierre
By:  BOCP Holdings Corporation, Manager

By:                                              -------------------------
     -------------------------                   Frank J. McCord
Its: Authorized Signer

BANC ONE CAPITAL PARTNERS II, LTD.               -------------------------
                                                 Dennis L. Devereux
By:  BOCP Holdings Corporation, Manager

By:                                              -------------------------
     -------------------------                   Lloyd W. Holland
Its: Authorized Signer

PRIMUS CAPITAL FUND III                          THE PRUDENTIAL INSURANCE
LIMITED PARTNERSHIP                              COMPANY OF AMERICA

By:  Primus Venture Partners III                 By:
     Its: General Partner.                            ---------------------

     By:  Primus Venture Partners, Inc.          Its:
     Its: General Partner                             ---------------------

     By:  /s/ Loyal W. Wilson
          -----------------------------
     Title: President
            ---------------------------

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date above.

CORINTHIAN COLLEGES, INC.                        EXECUTIVES:

By
     -------------------------                   -------------------------
Its                                              David G. Moore
     -------------------------

BOCP II, LIMITED LIABILITY COMPANY               -------------------------
                                                 Paul St. Pierre
By:  BOCP Holdings Corporation, Manager

By:                                              -------------------------
     -------------------------                   Frank J. McCord
Its: Authorized Signer

BANC ONE CAPITAL PARTNERS II, LTD.               -------------------------
                                                 Dennis L. Devereux
By:  BOCP Holdings Corporation, Manager

By:                                              -------------------------
     -------------------------                   Lloyd W. Holland
Its: Authorized Signer

PRIMUS CAPITAL FUND III                          THE PRUDENTIAL INSURANCE
LIMITED PARTNERSHIP                              COMPANY OF AMERICA

By:  Primus Venture Partners III                 By:  /s/
     Its: General Partner.                            ---------------------

     By:  Primus Venture Partners, Inc.          Its: Vice President
     Its: General Partner                             ---------------------

     By:
          -----------------------------
     Title:
            ---------------------------